UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 24, 2024, Adicet Bio, Inc. (the “Company”) issued a press release titled “Adicet Bio Announces FDA Clearance of IND Application for ADI-270 in Renal Cell Carcinoma,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 24, 2024, the Company announced that the U.S. Food and Drug Administration cleared the Company’s Investigational New Drug application to evaluate ADI-270, an armored allogeneic “off-the-shelf” gamma delta chimeric antigen receptor (CAR) T cell therapy candidate targeting CD70+ cancers, for the treatment of relapsed/refractory renal cell carcinoma (RCC). The Company plans to initiate a Phase 1 multicenter, open-label clinical trial to assess the safety and anti-tumor activity of ADI-270 in RCC patients in the second half of 2024 and share preliminary clinical data in the first half of 2025. The trial is designed to investigate ADI-270 as monotherapy in adults with relapsed or refractory clear cell RCC. Following lymphodepletion, patients will be eligible to receive a single dose of ADI-270 with a starting dose level of 3E8 CAR+ cells. Subject to meeting protocol defined criteria, patients enrolled in the study may be eligible to receive a second dose of ADI-270. The dose escalation and dose expansion portions of the trial will evaluate safety, tolerability and pharmacokinetics as well as anti-tumor activity as assessed by overall response rate, duration of response and disease control rate.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Adicet Bio, Inc. on June 24, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADICET BIO, INC.

Date:	June 24, 2024	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer